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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 14, 2001


                                 CGA GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


        Bermuda                     001-49632                  98-0173536
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(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                                Craig Appin House
                                 8 Wesley Street
                              Hamilton HM11 Bermuda
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                    (Address of principal executive offices)

                                 (441) 296-3165
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              (Registrant's telephone number, including area code)

                                      None.
                                      -----
             (Former name or address, if changed since last report)
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Item 5. Other Events.

     In a press release dated March 14, 2001, Fitch, the international rating agency, announced that it had lowered the financial strength rating of Commercial Guaranty Assurance, Ltd. ("CGA") from "AAA" to "AA", and that CGA remains on rating watch negative. CGA is a wholly-owned subsidiary of CGA Group, Ltd.

     A copy of the press release issued by Fitch described above is attached as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Exhibit

Exhibit Number    Description
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99.1              Press Release of Fitch, Inc., dated March 14, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, CGA Group, Ltd. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CGA GROUP, LTD.

                                          By:  /s/ James R. Reinhart
                                             -----------------------------------
                                          Name:  James R. Reinhart
                                          Title:  Chief Financial Officer

Date:  March 16, 2001


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Fitch, Inc., dated March 14, 2001



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